UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21561
Oppenheimer Principal Protected Trust III
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 8/31/2011

Item 1. Reports to Stockholders.

August 31, 2011

Oppenheimer

Principal Protected Main Street Fund III®

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDING AND ALLOCATIONS
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2011, and are based on the total market value of investments.
6 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended August 31, 2011, followed by a graphical comparison of the Fund’s performance to the S&P 500 Index.
Management’s Discussion of Fund Performance. Oppenheimer Principal Protected Main Street Fund III’s Class A shares (without sales charge) returned —0.73% during the reporting period. By comparison, the Barclays Capital U.S. Government Bond Index returned 4.04% and the S&P 500 Index returned 18.50%. As a reminder, effective January 12, 2009, under the terms of the Fund’s Warranty Agreement, the Fund’s assets were completely and irreversibly reallocated to the debt portfolio. During the reporting period, the Fund remained 100% invested in Separate Trading of Registered Interest and Principal Securities (“STRIPS”) in the form of U.S. Treasury bonds and notes with a maturity date approximately equal to the remaining time in the Fund’s Warranty Period, which ends December 16, 2011. For the overall reporting period, U.S. equities generally performed well and significantly outperformed U.S. Treasury STRIPS, which accounted for the Fund’s underperformance versus the S&P 500 Index.
     The Fund’s investments in STRIPS underperformed versus the larger U.S. Treasury market. The Fund invested in these STRIPS because their maturity date was approximately equal to the end of the Fund’s Warranty Period on December 16, 2011, in order to comply with certain investment parameters within which the Fund must be managed during the Warranty Period to preserve the benefit of the financial warranty for the Fund’s shareholders. While U.S. Treasuries as an asset class generally performed well over the period, the STRIPS the Fund held had significantly weaker returns. The returns of the Fund’s investments in these particular STRIPS were limited by short term yields on Treasuries remaining close to zero. During the period, the Federal Reserve (the “Fed”) left short-term interest rates unchanged in a range between 0% and 0.25% in a continued effort to help promote economic growth.
     As of August 31, 2011, the Fund level Warranty Amounts per share were $25.30 for Class A shares, $26.71 for Class B shares, $26.60 for Class C shares and $25.58 for Class N shares. The Fund’s actual NAVs per share were $27.01 for Class A shares, $26.94 for Class B shares, $26.99 for Class C shares and $26.93 for Class N shares.
     As an important reminder, the Warranty Period ends on December 16, 2011. Shares may be exchanged or redeemed at any time. However, if you redeem or exchange shares prior to the end of the seven-year Warranty Period, you will receive the then-current NAV per share, which may be higher or lower than the Warranty Amount. To receive at least the full Warranty Amount, you must maintain your original investment in the Fund until the end of the seven-year term and reinvest all dividends and distributions. An individual
7 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

FUND PERFORMANCE DISCUSSION
shareholder’s Warranty Amount will be reduced by any dividends and distributions paid in cash or any share redemptions made during the Warranty Period, and may be reduced by certain other events as described in the Prospectus.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2011. Performance is measured from inception of the Classes on October 7, 2004. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index.
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Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, unless redeemed on the Maturity Date (December 16, 2011). Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N shares, the contingent deferred sales charge of 1% for the 1-year period. See page 13 for further information.
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FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
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Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, unless redeemed on the Maturity Date (December 16, 2011). Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N shares, the contingent deferred sales charge of 1% for the 1-year period. See page 13 for further information.
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FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, unless redeemed on the Maturity Date (December 16, 2011). Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N shares, the contingent deferred sales charge of 1% for the 1-year period. See page 13 for further information.
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NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus, and if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus, and if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund has entered into a financial warranty agreement (the “Warranty”) with Main Place Funding LLC (the “Warranty Provider”), which includes a guarantee by the Warranty Provider’s ultimate parent company of the Warranty Provider’s obligations under the Warranty, which attempts to make sure that the value of each shareholder’s account on the Maturity Date (December 16, 2011) will be at least equal to a shareholder’s original investment (reduced by, among other potential reductions, any adjustments to the warranty amount permitted by the Warranty, and less any redemptions of Fund shares dividends or distributions taken in cash, sales charges, and extraordinary Fund expenses). The Warranty is solely the obligation of the Warranty Provider, not the shareholders. The Warranty is dependent on the financial ability of the Warranty Provider to make payment to the Fund on the Maturity Date. As noted above, the Warranty Amount will be reduced by, among other things, any redemptions of Fund shares or distributions taken in cash, sales charges and extraordinary fund expenses. Distributions from the Fund are taxable whether or not shareholders reinvest them in additional shares of the Fund, unless the Fund shares are held in a tax-deferred retirement account. The Warranty does not apply to shares redeemed during the Warranty Period, and redemption of Fund shares prior to the Warranty Date will reduce a shareholder’s Warranty Amount. The Fund’s Board of Trustees is not obligated to replace the Warranty should the Warranty Provider be unable to perform its obligations under the Warranty. The Warranty increases the Fund’s expenses. Shareholders must redeem their shares in the Fund on, and only on, the Maturity Date (December 16, 2011) to receive the greater of the then-current net asset value of the Fund or their Warranty Amount. After the Maturity Date, shares of the Fund will not be covered under the terms of the Warranty and will be subject to market fluctuations and the shares will then be redeemable at the Fund’s then-current net asset value, which may be lower than the Warranty Amount.
13 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

NOTES
Shares may be exchanged or redeemed at any time. However, if you redeem or exchange shares prior to the end of the seven-year Warranty Period, you will receive the then-current NAV per share, which may be higher or lower than the Warranty Amount. To receive at least the full Warranty Amount, you must maintain your original investment in the Fund until the end of the seven-year term and reinvest all dividends and distributions.
During the Warranty Period, there may be substantial opportunity costs. Allocating assets to debt securities (primarily Treasury STRIPS) reduces the Fund’s ability to participate as fully in upward equity market movements. Therefore, it represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.
While these fixed income securities (primarily Treasury STRIPS) that the Fund invests in do not pay income the traditional way, an income calculation is made for tax purposes based on the purchase price and the time until the security reaches par value. Like traditional interest payments, this amount is reported as income for tax purposes. The zero coupon bonds the Fund invests in do not pay interest income until maturity. However, the Fund is required to accrue and declare a dividend on such income. Thus, you will have taxable income.
Distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund.
All investments have risks to some degree. While principal and interest payments on U.S. Treasury securities are guaranteed by the U.S. Government, the price of such securities will fluctuate with changes in prevailing interest rates. Zero-coupon U.S. Government securities are subject to greater fluctuations in price from interest rate changes than typical debt securities that pay interest on a regular basis. Investors should be aware that principal protected funds generally carry higher fees and expenses than non-protected funds.
The Fund offered its shares to the public from October 7, 2004 to December 10, 2004. From December 16, 2004, and until December 16, 2011, shares of the Fund will only be issued upon reinvestment of dividends and distributions.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2011	August 31, 2011	August 31, 2011

Class A	$1,000.00	$995.90	$6.41

Class B	1,000.00	991.90	10.55

Class C	1,000.00	991.90	10.30

Class N	1,000.00	995.60	7.22

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.80	6.48

Class B	1,000.00	1,014.67	10.67

Class C	1,000.00	1,014.92	10.41

Class N	1,000.00	1,018.00	7.30
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended August 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.27%

Class B	2.09

Class C	2.04

Class N	1.43
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS August 31, 2011

	Principal
	Amount	Value

U.S. Government Obligations—98.6%
U.S. Treasury Bonds, STRIPS, 2.959%, 2/15/12[1] (Cost $22,099,489)	$22,396,000	$22,388,565

Total Investments, at Value (Cost $22,099,489)	98.6%	22,388,565

Other Assets Net of Liabilities	1.4	321,141

Net Assets	100.0%	$22,709,706

Footnotes to Statement of Investments
1. Zero coupon bond reflects effective yield on the date of purchase.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2011 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$22,388,565	$—	$22,388,565

Total Assets	$—	$22,388,565	$—	$22,388,565

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
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STATEMENT OF ASSETS AND LIABILITIES August 31, 2011

Assets
Investments, at value (cost $22,099,489)—see accompanying statement of investments	$22,388,565

Cash	424,874

Receivables and other assets:
Other	9,485

Total assets	22,822,924

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	39,704
Legal, auditing and other professional fees	23,653
Shareholder communications	21,199
Warranty agreement fees	12,978
Trustees’ compensation	4,879
Distribution and service plan fees	4,442
Transfer and shareholder servicing agent fees	2,144
Other	4,219

Total liabilities	113,218

Net Assets	$22,709,706

Composition of Net Assets
Par value of shares of beneficial interest	$842

Additional paid-in capital	25,492,186

Accumulated net investment income	307,704

Accumulated net realized loss on investments	(3,380,102)

Net unrealized appreciation on investments	289,076

Net Assets	$22,709,706

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Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $10,982,038 and 406,531 shares of beneficial interest outstanding)	$27.01
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) Class B Shares:	$28.66

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,228,823 and 231,200 shares of beneficial interest outstanding)	$26.94

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,713,515 and 174,610 shares of beneficial interest outstanding)	$26.99

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $785,330 and 29,167 shares of beneficial interest outstanding)	$26.93
See accompanying Notes to Financial Statements.
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STATEMENT OF OPERATIONS For the Year Ended August 31, 2011

Investment Income
Interest	$749,735

Other income	24

Total investment income	749,759

Expenses
Management fees	67,104

Distribution and service plan fees:
Class A	30,235
Class B	79,633
Class C	54,608
Class N	3,954

Transfer and shareholder servicing agent fees:
Class A	13,129
Class B	12,653
Class C	5,218
Class N	466

Shareholder communications:
Class A	12,279
Class B	12,817
Class C	5,695
Class N	479

Warranty agreement fees	93,945

Legal, auditing and other professional fees	30,977

Trustees’ compensation	9,344

Administration service fees	1,500

Custodian fees and expenses	148

Other	8,793

Total expenses	442,977
Less waivers and reimbursements of expenses	(6,441)

Net expenses	436,536

Net Investment Income	313,223

Realized and Unrealized Gain (Loss)
Net realized gain on investments	227,163

Net change in unrealized appreciation/depreciation on investments	(833,347)

Net Decrease in Net Assets Resulting from Operations	$(292,961)

See accompanying Notes to Financial Statements.
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STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2011	2010

Operations
Net investment income	$313,223	$421,449

Net realized gain	227,163	322,034

Net change in unrealized appreciation/depreciation	(833,347)	(479,861)

Net increase (decrease) in net assets resulting from operations	(292,961)	263,622

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(259,131)	(305,771)
Class B	(80,393)	(94,022)
Class C	(68,380)	(58,351)
Class N	(14,158)	(13,484)

	(422,062)	(471,628)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(3,035,220)	(4,159,426)
Class B	(3,542,387)	(2,135,338)
Class C	(1,295,032)	(2,981,321)
Class N	5,684	(51,903)

	(7,866,955)	(9,327,988)

Net Assets
Total decrease	(8,581,978)	(9,535,994)
Beginning of period	31,291,684	40,827,678

End of period (including accumulated net investment income of $307,704 and $416,543, respectively)	$22,709,706	$31,291,684

See accompanying Notes to Financial Statements.
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FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.75	$27.93	$29.73	$33.86	$30.99

Income (loss) from investment operations:
Net investment income[1]	.43	.45	.43	.46	.38
Net realized and unrealized gain (loss)	(.63)	(.13)	(.81)	(2.99)	3.03

Total from investment operations	(.20)	.32	(.38)	(2.53)	3.41

Dividends and/or distributions
to shareholders:
Dividends from net investment income	(.54)	(.50)	(.33)	(1.01)	(.54)
Distributions from net realized gain	—	—	(1.09)	(.59)	—

Total dividends and/or distributions to shareholders	(.54)	(.50)	(1.42)	(1.60)	(.54)

Net asset value, end of period	$27.01	$27.75	$27.93	$29.73	$33.86

Total Return, at Net Asset Value[2]	(0.73)%	1.16%	(1.27)%	(7.74)%	11.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,982	$14,363	$18,635	$23,155	$29,470

Average net assets (in thousands)	$12,577	$16,424	$20,338	$26,368	$31,996

Ratios to average net assets:[3]
Net investment income	1.57%	1.62%	1.53%	1.46%	1.15%
Total expenses	1.23%	1.18%	1.26%[4]	1.53%[4]	1.55%[4]
Expenses after payments, waivers and/or reimbursements and reduction to
custodian expenses	1.22%	1.18%	1.24%	1.30%	1.19%

Portfolio turnover rate	0%	0%	47%	174%	130%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	1.28%
Year Ended August 31, 2008	1.76%
Year Ended August 31, 2007	1.91%
See accompanying Notes to Financial Statements.
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Class B Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.61	$27.77	$29.57	$33.64	$30.80

Income (loss) from investment operations:
Net investment income[1]	.20	.21	.18	.19	.09
Net realized and unrealized gain (loss)	(.62)	(.14)	(.80)	(2.97)	3.02

Total from investment operations	(.42)	.07	(.62)	(2.78)	3.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.25)	(.23)	(.09)	(.70)	(.27)
Distributions from net realized gain	—	—	(1.09)	(.59)	—

Total dividends and/or distributions to shareholders	(.25)	(.23)	(1.18)	(1.29)	(.27)

Net asset value, end of period	$26.94	$27.61	$27.77	$29.57	$33.64

Total Return, at Net Asset Value[2]	(1.51)%	0.24%	(2.13)%	(8.49)%	10.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,229	$9,972	$12,170	$14,037	$16,903

Average net assets (in thousands)	$7,979	$11,085	$12,898	$15,497	$17,872

Ratios to average net assets:[3]
Net investment income	0.74%	0.75%	0.64%	0.61%	0.28%
Total expenses	2.11%	2.05%	2.15%[4]	2.33%[4]	2.42%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.05%	2.13%	2.10%	2.06%

Portfolio turnover rate	0%	0%	47%	174%	130%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	2.17%
Year Ended August 31, 2008	2.56%
Year Ended August 31, 2007	2.78%
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.71	$27.82	$29.62	$33.70	$30.82

Income (loss) from investment operations:
Net investment income[1]	.22	.24	.21	.24	.13
Net realized and unrealized gain (loss)	(.62)	(.13)	(.81)	(2.99)	3.02

Total from investment operations	(.40)	.11	(.60)	(2.75)	3.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.22)	(.11)	(.74)	(.27)
Distributions from net realized gain	—	—	(1.09)	(.59)	—

Total dividends and/or distributions to shareholders	(.32)	(.22)	(1.20)	(1.33)	(.27)

Net asset value, end of period	$26.99	$27.71	$27.82	$29.62	$33.70

Total Return, at Net Asset Value[2]	(1.47)%	0.38%	(2.05)%	(8.38)%	10.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,714	$6,156	$9,164	$11,256	$14,454

Average net assets (in thousands)	$5,472	$7,268	$9,926	$12,826	$15,427

Ratios to average net assets:[3]
Net investment income	0.82%	0.85%	0.76%	0.76%	0.41%
Total expenses	1.99%	1.94%	2.03%[4]	2.26%[4]	2.30%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	1.94%	2.01%	2.03%	1.94%

Portfolio turnover rate	0%	0%	47%	174%	130%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	2.05%
Year Ended August 31, 2008	2.49%
Year Ended August 31, 2007	2.66%
See accompanying Notes to Financial Statements.
24 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

Class N Year Ended August 31,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.66	$27.84	$29.66	$33.79	$30.92

Income (loss) from investment operations:
Net investment income[1]	.38	.38	.36	.37	.32
Net realized and unrealized gain (loss)	(.62)	(.12)	(.81)	(2.96)	3.03

Total from investment operations	(.24)	.26	(.45)	(2.59)	3.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.44)	(.28)	(.95)	(.48)
Distributions from net realized gain	—	—	(1.09)	(.59)	—

Total dividends and/or distributions to shareholders	(.49)	(.44)	(1.37)	(1.54)	(.48)

Net asset value, end of period	$26.93	$27.66	$27.84	$29.66	$33.79

Total Return, at Net Asset Value[2]	(0.87)%	0.93%	(1.51)%	(7.90)%	10.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$785	$801	$859	$914	$1,027

Average net assets (in thousands)	$791	$830	$880	$957	$1,057

Ratios to average net assets:[3]
Net investment income	1.40%	1.39%	1.29%	1.19%	0.97%
Total expenses	1.41%	1.41%	1.50%[4]	1.70%[4]	1.75%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.41%	1.48%	1.47%	1.39%

Portfolio turnover rate	0%	0%	47%	174%	130%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	1.52%
Year Ended August 31, 2008	1.93%
Year Ended August 31, 2007	2.11%
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies Oppenheimer Principal Protected Main Street Fund III (the “Fund”), a series of Oppenheimer Principal Protected Trust III, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. During the Warranty Period, the Fund will seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Fund seeks high total return as a secondary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     Prior to January 12, 2009, the Fund invested a substantial portion of its assets in Class Y shares of Oppenheimer Main Street Fund® (the “Underlying Fund”), which seeks high total return, futures contracts on the S&P 500 Index and certain U.S. government securities. The allocation of the Fund’s assets between the debt portfolio and the equity portfolio varied over time based upon the Warranty Formula, which was intended to allow the Fund to have a net asset value on the Maturity Date at least equal to the Warranty Amount. Effective January 12, 2009, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund’s assets have been completely and irreversibly reallocated to the debt portfolio.
     Shares of the Fund were offered during the Offering Period (October 7, 2004 to December 10, 2004). Shares are not offered during the Warranty Period (December 16, 2004 to December 16, 2011) to the Maturity Date (December 16, 2011) except in connection with reinvestment of dividends and distributions. The Fund has issued Class A, Class B, Class C and Class N shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 90 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Warranty Agreement. Effective June 30, 2009, the Fund has entered into a Financial Warranty Agreement (the “Warranty Agreement”) with Main Place Funding, LLC (the “Warranty Provider”). The Warranty Provider is an affiliate of Merrill Lynch Bank USA, and a separately incorporated division of Bank of America N.A. (“BANA”). Bank of America Corporation (the “Guarantor”), the Warranty Provider’s ultimate parent company and parent company of BANA, has issued a guarantee of the performance of the Warranty Provider’s obligations under the Warranty Agreement (the “Guarantee”). Pursuant to the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions, a financial warranty (the “Financial Warranty”) to the Fund. The Financial Warranty attempts to make sure that the value of each shareholder’s account on the Maturity Date will be no less than the value of that shareholder’s account on the second business day after the end of the Offering Period (the “Warranty Amount”). This value will include net
26 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

income, if any, earned by the Fund during the Offering Period and be reduced by adjustments permitted under the Warranty Agreement, including sales charges, dividends and distributions paid in cash, redemptions of Fund shares, and the shareholder’s pro rata portion of any extraordinary expenses. To avoid a reduced Warranty Amount, shareholders must reinvest all dividends and distributions received from the Fund to purchase additional shares of the Fund and must not redeem any shares of the Fund during the Warranty Period. If the value of the Fund’s assets on the Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Warranty Amount, the Warranty Provider will pay the Fund an amount equal to the excess of his or her Warranty Amount over his or her account value.
     As of August 31, 2011, the Fund level Warranty Amounts per share were $25.30 for Class A shares, $26.71 for Class B shares, $26.60 for Class C shares and $25.58 for Class N shares.
     The Financial Warranty is solely the obligation of the Warranty Provider, as guaranteed by the Guarantor. It is possible that the financial position of the Warranty Provider may deteriorate and it would be unable to satisfy the obligations under the Financial Warranty, and the financial position of the Guarantor may deteriorate and it would be unable to satisfy its obligations under the Guarantee. No entity or person is obligated to make up any shortfall in the event the Warranty Provider and Guarantor default on their obligations to the Fund and the Fund’s assets are insufficient to redeem the Fund’s shares for the Warranty Amount on the Maturity Date. Shareholders could lose money if the Warranty Provider and Guarantor fail to or are unable to perform their obligations under the Warranty Agreement and Guarantee, respectively.
     The Warranty Agreement requires the Manager to comply with certain investment parameters in an attempt to limit the Fund’s risk. If the Fund or Manager fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Warranty Agreement, the Warranty Provider may terminate its Financial Warranty in certain limited circumstances. The Warranty Provider (or its affiliate) may monitor the Fund’s compliance with the Warranty Agreement solely to protect the interests of the Warranty Provider and not the Fund’s shareholders.
     Prior to January 12, 2009, the fee paid by the Fund to the Warranty Provider was an annual fee equal to 0.60% of the average daily net assets of the Fund during the Warranty Period. Since the Fund is completely and irreversibly invested in the debt portfolio, the Warranty Fee payable by the Fund to the Warranty Provider has decreased to an annual fee equal to 0.35% of the average daily net assets of the Fund, effective January 12, 2009.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a
27 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
28 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments for
Net Investment	Long-Term	Loss	Federal Income Tax
Income	Gain	Carryforward[1,2,3]	Purposes

$312,582	$—	$3,351,546	$260,520

1.	As of August 31, 2011, the Fund had $3,351,546 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2017	$3,193,962
2018	157,584

Total	$3,351,546

2.	During the fiscal year ended August 31, 2011, the Fund utilized $214,130 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended August 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
29 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

The tax character of distributions paid during the years ended
August 31, 2011 and August 31, 2010 was as follows:

	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Distributions paid from:
Ordinary income	$422,062	$471,628
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$22,128,045

Gross unrealized appreciation	$260,520
Gross unrealized depreciation	—

Net unrealized appreciation	$260,520

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
30 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
31 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2011		Year Ended August 31, 2010
Class A	Shares	Amount	Shares	Amount

Dividends and/or distributions reinvested	9,141	$247,963	10,248	$283,219
Redeemed	(120,263)	(3,283,183)	(159,831)	(4,442,645)

Net decrease	(111,122)	$(3,035,220)	(149,583)	$(4,159,426)

Class B
Dividends and/or distributions reinvested	2,782	$75,704	3,243	$89,719
Redeemed	(132,719)	(3,618,091)	(80,405)	(2,225,057)

Net decrease	(129,937)	$(3,542,387)	(77,162)	$(2,135,338)

Class C
Dividends and/or distributions reinvested	2,434	$66,333	2,025	$56,196
Redeemed	(49,996)	(1,361,365)	(109,233)	(3,037,517)

Net decrease	(47,562)	$(1,295,032)	(107,208)	$(2,981,321)

Class N
Dividends and/or distributions reinvested	523	$14,142	478	$13,178
Redeemed	(307)	(8,458)	(2,368)	(65,081)

Net increase (decrease)	216	$5,684	(1,890)	$(51,903)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2011, were as follows:

	Purchases	Sales

U.S. government and government agency obligations	$—	$8,780,057
4. Fees and Other Transactions with Affiliates
Management Fees. Effective January 12, 2009, the Manager has contractually reduced the management fee to an annual rate of 0.25% of the average annual net assets of the Fund. Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2011, the Fund paid $32,368 to OFS for services to the Fund.
32 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$14,313
Class C	23,207
Class N	6,256
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
33 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2011	$—	$—	$897	$—	$—
Waivers and Reimbursements of Expenses. The Manager will further reduce the management fee to the extent necessary so that expenses after waivers and reductions to the Fund (other than extraordinary expenses such as litigation costs) do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares and 1.55% for Class N shares. However, if this reduction in the management fee is not sufficient to reduce expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Furthermore, if the Fund’s expenses continue to exceed these limits following the Manager’s waiver of all management fees, the Warranty Amount will be reduced by any expenses that exceed those limits. During the year ended August 31, 2011, the Manager waived fees and/or reimbursed the Fund $1,311, $4,470, $593 and $67 for the Class A, Class B, Class C and Class N shares, respectively.
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. On September 30, 2011, the court entered orders approving the settlements as fair, reasonable and adequate. The court’s approvals of the settlements are subject to potential appeal by members of the class in both actions. These settlements do not resolve any of
34 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation Continued
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that the following subsequent event warranted disclosure:
     The Board of Trustees of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into the underlying fund, Oppenheimer Main Street Fund (“Main Street Fund”) (the “Reorganization”). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and Main Street Fund, pursuant to which Main Street Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Main Street Fund. If the Reorganization takes place, Fund shareholders will receive shares of Main Street Fund equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Main Street Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any contingent deferred sales charge. The Reorganization is expected to be tax-free for both the Fund and Main Street Fund and their respective shareholders. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.
     If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about January 20. 2012.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Principal Protected Trust III:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Principal Protected Main Street Fund III, a series of the Oppenheimer Principal Protected Trust III, including the statement of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Principal Protected Main Street Fund III for the years ended prior to September 1, 2008 were audited by other auditors whose report dated October 13, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Principal Protected Main Street Fund III as of August 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
October 17, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2011 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2011 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2011, the maximum amount allowable but not less than $314,682 or 74.56% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Sergei V. Polevikov, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no load general U.S. Treasury funds. The Board considered that the Fund underperformed its performance universe median during all applicable Lipper periods. The Board noted that the Fund was in defeasance and considered that all of the Fund’s assets had been positioned at 100% fixed income since January 12, 2009. The Board also considered that the Fund’s warranty expires on December 16, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load general U.S. Treasury funds, short U.S. treasury funds, and Treasury inflation-protected securities funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees were lower than its expense group median although the Fund’s total expenses were higher than its expense group median. The Board considered that the Manager, in recognition of the Fund being
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in defeasance, contractually reduced the management fee to an annual rate of 0.25% of the average annual net assets of the Fund, and will further reduce the management fee to the extent necessary so that total expenses of the Fund, other than extraordinary expenses, do not exceed 1.30% for Class A shares, 2.05% for Class B and Class C shares and 1.55% for Class N shares. However, if this reduction in the management fee is not sufficient to reduce total expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. The Board also considered that the warranty fee was reduced to 0.35% on January 12, 2009, as a result of the Fund’s defeasance.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
     This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2004) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of:
Transland Financial Services, Inc. (private mortgage banking company) (1997- 2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 2004) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2004) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2004) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005- February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer
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TRUSTEES AND OFFICERS Unaudited / Continued

Jon S. Fossel, Continued	Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 2004) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2004) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2004) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT
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Robert J. Malone, Continued	(charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2004) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of
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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Polevikov, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Sergei V. Polevikov, Vice President (since 2008) Age: 38	Assistant Vice President of the Manager (since April 2004); Senior Research Analyst and a member of the Manager’s Product Design and Equity Risk Analytics teams. An Economic Research Analyst for the Federal Reserve Bank of Dallas (May 1997-August 1999). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
46 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2004) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2004) Age: 63	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 - December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
47 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III®
A Series of Oppenheimer Principal Protected Trust

Warranty Provider	Main Place Funding LLC

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
48 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
49 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

PRIVACY POLICY NOTICE Unaudited / Continued
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
50 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND III

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $17,000 in fiscal 2011 and fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $159,500 in fiscal 2011 and $356,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, professional services for FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,025 in fiscal 2011 and $8,599 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment- planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $160,525 in fiscal 2011 and $365,499 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Principal Protected Trust III

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/12/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 10/12/2011